                                                                   Exhibit 10.2


                                    FIRST NATIONAL BANK OF OHIO
                                    106 South Main Street, Akron, OH 44308-1444
                                    216 384-8000


                                                                  [LOGO]
                                                                FIRSTMERIT


May 10, 1996


Mr. Robert E. Rohr
V.P. Finance and Treasurer
Chempower, Inc.
807 E. Turkey Foot Road
Akron, Ohio 44319

Dear Mr. Rohr:

I am pleased to inform you that First Naitonal Bank of Ohio ("Bank") has approved the renewal of a $10,000,000 Line of Credit in favor of Chempower, Inc., subject to the following terms and conditions:

BORROWER:               Chempower, Inc.

CREDIT FACILITY:        $10,000,000 Line of Credit

PURPOSE: Short term working capital and other general corporate purposes.

COLLATERAL:             Unsecured

RATE:                   30 day LIBOR plus 1%, adjusted each 30 days

PAYMENTS:               Interest payable monthly; principal payable on the
                        earlier of demand or the 5-31-97 expiration date of the Line of Credit; the balance must be paid to zero for at least 30 consecutive days during the term of this commitment.

EXPIRATION DATE:        May 31, 1997

FURTHER CONDITIONS:     1.  No material adverse change in Borrower's condition,
                            financial or otherwise.

                        2. Loan documents satisfactory to Borrower and Bank, to include a loan agreement containing certain representations, warranties, and covenants.

 CELEBRATING
     150
YEARS OF SERVICE
  1845-1995                                     A FIRSTMERIT BANK

Mr. Robert E. Rohr
May 10, 1996
Page 2



Mr. Rohr, I hope these terms meet with your approval. Should you have questions, please feel free to contact me at 384-7807. If not, please sign below and return the original of this letter to me at your earliest convenience.


Sincerely,


/s/ Nick Browning
- ------------------------
Nicholas V. Browning
Vice President


ACCEPTED: CHEMPOWER, INC.

   BY: Robert E. Rohr,                        DATE:  5/16/96
       ---------------------------                  ----------------------
       ROBERT E. ROHR,
       V.P. FINANCE AND TREASURER